Summary of Critical and Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2011
Summary of Critical and Significant Accounting Policies [Abstract]
Principles of consolidation
(a) Principles of Consolidation

The accounts of the Company, its controlled subsidiaries and the variable interest entities ("VIEs") in which it is the primary beneficiary are consolidated in the accompanying financial statements. All significant inter-company accounts and transactions have been eliminated.

Noncontrolling interest includes the 6.2% and 6.6% limited partner interests in the Operating Partnership not held by the Company at December 31, 2011 and 2010, respectively. These percentages include the Operating Partnership's vested long term incentive plan units (see Note 13).  The noncontrolling interest balance for December 31, 2010 also includes the Operating Partnership's cumulative redeemable preferred units that were redeemed during 2011 (see Note 11).

The Company consolidates 19 DownREIT limited partnerships (comprising twelve communities), since the Company is the primary beneficiary of these variable interest entities ("VIEs").  The consolidated total assets and liabilities related to these VIEs, net of intercompany eliminations, were approximately $215.2 million and $173.4 million, respectively, as of December 31, 2011, and $217.3 million and $168.0 million, respectively, as of December 31, 2010.

The DownREIT VIEs collectively own twelve apartment communities in which Essex Management Company ("EMC") is the general partner, the Operating Partnership is a special limited partner, and the other limited partners were granted rights of redemption for their interests.  Such limited partners can request to be redeemed and the Company can elect to redeem their rights for cash or by issuing shares of its common stock on a one share per unit basis.  Conversion values will be based on the market value of the Company's common stock at the time of redemption multiplied by the number of units stipulated under the above arrangements.  The other limited partners receive distributions based on the Company's current dividend rate times the number of units held.  Total DownREIT units outstanding were 1,063,848 and 1,096,871 as of December 31, 2011 and 2010 respectively, and the redemption value of the units, based on the closing price of the Company's common stock totaled $149.5 million and $125.3 million, as of December 31, 2011 and 2010, respectively.  As of December 31, 2011 and 2010, the carrying value of the other limited partners' interests is presented at their historical cost and is classified within noncontrolling interest in the accompanying consolidated balance sheets.

Interest holders in VIEs consolidated by the Company are allocated a priority of net income equal to the cash payments made to those interest holders or distributions from cash flow.  The remaining results of operations are generally allocated to the Company.

As of December 31, 2011 and 2010, the Company did not have any VIE's of which it was not deemed to be the primary beneficiary.

Real estate rental properties
(b) Real Estate Rental Properties

Significant expenditures, which improve or extend the life of an asset and have a useful life of greater than one year, are capitalized.  Operating real estate assets are stated at cost and consist of land, buildings and improvements, furniture, fixtures and equipment, and other costs incurred during their development, redevelopment and acquisition.  Expenditures for maintenance and repairs are charged to expense as incurred.

The depreciable life of various categories of fixed assets is as follows:

Computer software and equipment	3 - 5 years
Interior unit improvements	5 years
Land improvements and certain exterior components of real property	10 years
Real estate structures	30 years

The Company capitalizes all costs incurred with the predevelopment, development or redevelopment of real estate assets or are associated with the construction or expansion of real property.  Such capitalized costs include land, land improvements, allocated costs of the Company's project management staff, construction costs, as well as interest and related loan fees, property taxes and insurance.  Capitalization begins for predevelopment, development, and redevelopment projects when activity commences.  Capitalization ends when the apartment home is completed and the property is available for a new resident or if the development activities are put on hold.

The Company allocates the purchase price of real estate to land and building, and identifiable intangible assets, such as the value of above, below and in-place leases. The values of the above and below market leases are amortized and recorded as either a decrease (in the case of above market leases) or an increase (in the case of below market leases) to rental revenue over the remaining term of the associated leases acquired, which in the case of below market leases the Company assumes lessees will elect to renew their leases.  The value of acquired in-place leases are amortized to expense over the term the Company expects to retain the acquired tenant, which is generally 20 months.

The Company performs the following evaluation for communities acquired:

(1)	Adjust the purchase price for any fair value adjustments resulting from such things as assumed debt or contingencies.
(2)	estimate the value of the real estate "as if vacant" as of the acquisition date;
(3)	allocate that value among land and building;
(4)	compute the value of the difference between the "as if vacant" value and the adjusted purchase price, which will represent the total intangible assets;
(5)	compute the value of the above and below market leases and determine the associated life of the above market/ below market leases;
(6)	compute the value of the in-place leases and customer relationships, if any, and the associated lives of these assets.

Whenever events or changes in circumstances indicate that the carrying amount of a property held for investment or held for sale may not be fully recoverable, the carrying amount will be evaluated for impairment. If the sum of the expected future cash flows (undiscounted and without interest charges) is less than the carrying amount (including intangible assets) of a property held for investment, then the Company will recognize an impairment loss equal to the excess of the carrying amount over the fair value of the property.  Fair value of a property is determined using conventional real estate valuation methods, such as discounted cash flow, the property's unleveraged yield in comparison to the unleveraged yields and sales prices of similar communities that have been recently sold, and other third party information, if available.  Communities held for sale are carried at the lower of cost and fair value less estimated costs to sell.  As of December 31, 2011 and 2010, no communities were classified as held for sale.

During 2009, the Company wrote-off development costs totaling $6.7 million related to two land parcels that will no longer be developed by the Company.  The costs were included in impairment and other charges in the accompanying consolidated statement of operations.  No impairment charges were recorded in 2011 or 2010.

In the normal course of business, the Company will receive purchase offers for its communities, either solicited or unsolicited. For those offers that are accepted, the prospective buyer will usually require a due diligence period before consummation of the transaction.  It is not unusual for matters to arise that result in the withdrawal or rejection of the offer during this process.  The Company classifies real estate as "held for sale" when all criteria under the accounting standard for the disposals of long-lived assets have been met.  In accordance with the standard, the Company presents income and gains/losses on communities sold or held for sale as discontinued operations.  The Company's equity in income or loss from real estate investments accounted for under the equity method of accounting remain classified in continuing operations upon disposition.  (See Note 6 for a description of the Company's discontinued operations for 2011, 2010, and 2009).

Co-investments
(c) Co-investments

The Company owns investments in joint ventures ("co-investments") in which it has significant influence, but its ownership interest does not meet the criteria for consolidation in accordance with the accounting standards.  Therefore, the Company accounts for these investments using the equity method of accounting.  Under the equity method of accounting, the investment is carried at the cost of assets contributed, plus the Company's equity in earnings less distributions received and the Company's share of losses.  For preferred equity investments the Company recognizes its preferred interest as its equity in earnings.

A majority of the co-investments, excluding the preferred equity investments, compensate the Company for its asset management services and some of these investments may provide promote distributions if certain financial return benchmarks are achieved.  Asset management fees are recognized when earned, and promote fees are recognized when the earnings events have occurred and the amount is determinable and collectible.  Any promote distributions are reflected in equity (loss) income in co-investments. There were no promote fees recognized in the accompanying consolidated statements of operations.

Revenues and gains on sale of real estate
(d) Revenues and Gains on Sale of Real Estate

Revenues from tenants renting or leasing apartment units are recorded when due from tenants and are recognized monthly as they are earned, which is not materially different than on a straight-line basis.  Units are rented under short-term leases (generally, lease terms of 6 to 12 months) and may provide no rent for one or two months, depending on the market conditions and leasing practices of the Company's competitors in each sub-market at the time the leases are executed.   Revenues from tenants leasing commercial space are recorded on a straight-line basis over the life of the respective lease.

The Company recognizes gains on sales of real estate when a contract is in place, a closing has taken place, the buyer's initial and continuing investment is adequate to demonstrate a commitment to pay for the property and the Company does not have a substantial continuing involvement in the property.

Cash equivalents and restricted cash
(e) Cash Equivalents and Restricted Cash

Highly liquid investments with maturities of three months or less when purchased are classified as cash equivalents.  Restricted cash balances relate primarily to reserve requirements for capital replacement at certain communities in connection with the Company's mortgage debt.

Marketable securities
(f)  Marketable Securities

The Company reports its available for sale securities at fair value, based on quoted market prices (Level 2 for the unsecured bonds and Level 1 for the common stock and investment funds, as defined by the Financial Accounting Standards Board ("FASB") standard for fair value measurements as discussed later in Note 2), and any unrealized gain or loss is recorded as other comprehensive income (loss).  There were no impairment charges for the years ended December 31, 2011, 2010 and 2009.  Realized gains and losses, interest income, and amortization of purchase discounts are included in interest and other income on the consolidated statement of operations.

As of December 31, 2011 and 2010, marketable securities consisted primarily of investment-grade unsecured bonds, common stock, investments in mortgage backed securities and investment funds that invest in U.S. treasury or agency securities.  As of December 31, 2011 and 2010, the Company classified its investments in mortgage backed securities, which mature in November 2019 and September 2020, as held to maturity, and accordingly, these securities are stated at their amortized cost.  The estimated fair values of the mortgage backed securities (Level 2 securities) are approximately equal to the carrying values.

As of December 31, 2011 and 2010 marketable securities consist of the following ($ in thousands):

	December 31, 2011
		Gross
	Amortized	Unrealized
	Cost	Gain(Loss)	Fair Value
Available for sale:
Investment-grade unsecured bonds	$3,615	$399	$4,014
Investment funds - US treasuries	11,783	121	11,904
Common stock	10,067	1,552	11,619
Held to maturity:
Mortgage backed securities	46,738	-	46,738
Total	$72,203	$2,072	$74,275

	December 31, 2010
		Gross
	Amortized	Unrealized
	Cost	Gain	Fair Value
Available for sale:
Investment-grade unsecured bonds	$22,243	$4,403	$26,646
Investment funds - US treasuries	14,345	582	14,927
Common stock	8,638	112	8,750
Held to maturity:
Mortgage backed securities	41,987	-	41,987
Total	$87,213	$5,097	$92,310

The Company uses the specific identification method to determine the cost basis of a security sold and to reclassify amounts from accumulated other comprehensive income for securities sold.  For the years ended December 31, 2011, 2010 and 2009, the proceeds from sales of available for sale securities totaled $33.0 million, $102.0 million and $23.0 million, respectively.  These sales all resulted in gains, which totaled $5.0 million, $12.4 million and $1.0 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Notes receivable
(g) Notes Receivable

Notes receivable relate to real estate financing arrangements including mezzanine and bridge loans and are secured by real estate.  Interest is recognized over the life of the note.

Each note is analyzed to determine if it is impaired.  A note is impaired if it is probable that the Company will not collect all principal and interest contractually due.  The Company does not accrue interest when a note is considered impaired and a loan allowance is recorded for any principal and previously accrued interest that are not believed to be collectable. All cash receipts on impaired notes are applied to reduce the principal amount of such notes until the principal has been recovered and, thereafter, are recognized as interest income.   As of December 31, 2011 and 2010, no notes are impaired.

(h) Interest and Other Income

Interest income is generated primarily from cash balances and marketable securities as well as notes receivables.  Other income primarily consists of gains on sales of marketable securities.  Total interest and other income are comprised of the following for the years ended December 31 ($ in thousands):

	2011	2010	2009
Interest income	$10,501	$15,350	$11,841
Gains on sales of marketable securities	4,956	12,491	1,014
Tax benefit - Taxable REIT Subsidiary	1,682	-	-
Other income	-	-	185
	$17,139	$27,841	$13,040

Interest and other income
(h) Interest and Other Income

Interest income is generated primarily from cash balances and marketable securities as well as notes receivables.  Other income primarily consists of gains on sales of marketable securities.  Total interest and other income are comprised of the following for the years ended December 31 ($ in thousands):

	2011	2010	2009
Interest income	$10,501	$15,350	$11,841
Gains on sales of marketable securities	4,956	12,491	1,014
Tax benefit - Taxable REIT Subsidiary	1,682	-	-
Other income	-	-	185
	$17,139	$27,841	$13,040

Fair value of financial instruments
(i) Fair Value of Financial Instruments

The Company values its financial instruments based on the fair value hierarchy of valuation techniques described in the FASB's accounting standard for fair value measurements.  Level 1 inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.  Level 2 inputs include quoted prices for similar assets and liabilities in active markets and inputs other than quoted prices observable for the asset or liability.   Level 3 inputs are unobservable inputs for the asset or liability.  The Company uses Level 1 inputs for the fair values of its cash equivalents and its marketable securities except for unsecured bonds and mortgage backed securities.  The Company uses Level 2 inputs for its investments in unsecured bonds, mortgage backed securities, notes receivable, notes payable, and derivative liabilities.  These inputs include interest rates for similar financial instruments.  The Company's valuation methodology for derivatives is described in more detail in Note 9.  The Company's valuation methodology for the swap related to the multifamily revenue refunding bonds for the 101 San Fernando community is described in detail in Note 9.  The Company does not use Level 3 inputs to estimate fair values of any of its financial instruments.  The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

Management believes that the carrying amounts of its amounts outstanding under lines of credit, notes receivable and other receivables approximate fair value as of December 31, 2011 and 2010, because interest rates, yields and other terms for these instruments are consistent with yields and other terms currently available for similar instruments.  Management has estimated that the fair value of the Company's $1.77 billion and $1.56 billion of fixed rate debt at December 31, 2011 and 2010, respectively, to be $1.88 billion and $1.58 billion.  Management has estimated the fair value of the Company's $593.7 million and $695.2 million of variable rate debt at December 31, 2011 and 2010, respectively, is $572.3 million and $672.8 million based on the terms of the Company's existing variable rate debt compared to those available in the marketplace.  Management believes that the carrying amounts of cash and cash equivalents, restricted cash, accounts payable and accrued liabilities, construction payables, dividends payable and other liabilities approximate fair value as of December 31, 2011 and 2010 due to the short-term maturity of these instruments.  Marketable securities, and both the note payable and the swap related to the multifamily revenue refunding bonds for the 101 San Fernando community are carried at fair value as of December 31, 2011 and 2010, as discussed above and in Note 9.

Interest rate protection, swap, and forward contracts
(j) Interest Rate Protection, Swap, and Forward Contracts

The Company uses interest rate swaps, interest rate cap contracts, and forward starting swaps to manage interest rate risks.  As of December 31, 2011, there were no outstanding forward starting swaps.  The valuation of these derivative instruments is determined using widely accepted valuation techniques including discounted cash flow analysis on the expected cash flows of each derivative. This analysis reflects the contractual terms of the derivatives, including the period to maturity, and uses observable market-based inputs, including interest rate curves. The fair values of  forward starting interest rate swaps were determined using the market standard methodology of netting the discounted future fixed cash receipts (or payments) and the discounted expected variable cash payments (or receipts). The variable cash payments (or receipts) were based on an expectation of future interest rates (forward curves) derived from observable market interest rate curves. The Company incorporates credit valuation adjustments to appropriately reflect both its own nonperformance risk and the respective counterparty's nonperformance risk in the fair value measurements.  The Company records all derivatives on its consolidated balance sheet at fair value.  The accounting for changes in the fair value of derivatives depends on the intended use of the derivative and the resulting designation.   Derivatives used to hedge the exposure to changes in the fair value of an asset, liability, or firm commitment attributable to a particular risk, such as interest rate risk, are considered fair value hedges.  Derivatives used to hedge the exposure to variability in expected future cash flows, or other types of forecasted transactions, are considered cash flow hedges.

For derivatives designated as fair value hedges, changes in the fair value of the derivative and the hedged item related to the hedged risk are recognized in earnings.  For derivatives designated as cash flow hedges, the effective portion of changes in the fair value of the derivative is initially reported in other comprehensive income (outside of earnings) and subsequently reclassified to earnings when the hedged transaction affects earnings, and the ineffective portion of changes in the fair value of the derivative is recognized directly in earnings.  The Company assesses the initial and ongoing effectiveness of each hedging relationship by comparing the changes in fair value or cash flows of the derivative hedging instrument with the changes in fair value or cash flows of the designated hedged item or transaction.

For derivatives not designated as cash flow hedges, changes in fair value are recognized in earnings.  All of the Company's interest rate swaps and interest rate caps are considered cash flow hedges except for the swap related to the multifamily revenue refunding bonds for the 101 San Fernando community as described in detail in Note 9.  The Company did not have any fair value hedges during the years end December 31, 2011, 2010 and 2009.

The Company's objective in using derivatives is to add stability to interest expense and to manage its exposure to interest rate movements or other identified risks.  To accomplish this objective, the Company primarily used interest rate swaps and interest rate forward-starting swaps as part of its cash flow hedging strategy.  The Company was hedging its exposure to the variability in future cash flows for a portion of its forecasted transactions.

Deferred charges
(k) Deferred Charges

Deferred charges are principally comprised of loan fees and related costs which are amortized over the terms of the related borrowing in a manner which approximates the effective interest method.

Income taxes
(l) Income Taxes

Generally in any year in which the Company qualifies as a real estate investment trust ("REIT") under the Internal Revenue Code (the "IRC"), it is not subject to federal income tax on that portion of its income that it distributes to stockholders. No provision for federal income taxes, other than the taxable REIT subsidiaries discussed below, has been made in the accompanying consolidated financial statements for each of the years in the three-year period ended December 31, 2011 as the Company has elected to be and believes it qualifies under the IRC as a REIT and has made distributions during the periods in amounts to preclude the Company from paying federal income tax.

In order to maintain compliance with REIT tax rules, the Company utilizes taxable REIT subsidiaries for various revenue generating or investment activities. The taxable REIT subsidiaries are consolidated by the Company. The activities and tax related provisions, assets and liabilities are not material.

The status of cash dividends distributed for the years ended December 31, 2011, 2010, and 2009 related to common stock, Series H, Series F, and Series G preferred stock are classified for tax purposes as follows:

	2011	2010	2009
Common Stock
Ordinary income	63.68%	82.46%	79.82%
Capital gain	11.16%	5.61%	15.76%
Unrecaptured section 1250 capital gain	0.74%	0.00%	4.42%
Return of capital	24.42%	11.93%	0.00%
	100.00%	100.00%	100.00%

	2011	2010	2009
Series F, G, and H Preferred stock
Ordinary income	100.00%	93.63%	79.82%
Capital gains	0.00%	6.37%	15.76%
Unrecaptured section 1250 capital gain	0.00%	0.00%	4.42%
Return of capital	0.00%	0.00%	0.00%
	100.00%	100.00%	100.00%

Preferred stock
(m) Preferred Stock

The Company's Series G Cumulative Convertible Preferred Stock (" Series G Preferred Stock")  contains fundamental change provisions that allow the holder to redeem the preferred stock for cash if certain events occur.  The redemption under these provisions is not solely within the Company's control, thus the Company has classified the Series G Preferred Stock as temporary equity in the accompanying consolidated balance sheets.

The Company's Series H Cumulative Redeemable Preferred Stock ("Series H Preferred Stock"), issued during 2011, contains fundamental change provisions that allow the holder to redeem the preferred stock for cash if certain events occur.  The redemption under these provisions is within the Company's control, and thus the Company has classified the Series H Preferred Stock as permanent equity in the accompanying consolidated balance sheets as of December 31, 2011.  The same was true for the Series F Cumulative Redeemable Preferred Stock that was redeemed during 2011 and is classified as permanent equity as of December 31, 2010.

Equity-based compensation
(n) Equity-based Compensation

The cost of share and unit based compensation awards is measured at the grant date based on the estimated fair value of the awards.  The estimated fair value of stock options and restricted stock granted by the Company are being amortized over the vesting period.  The estimated grant date fair values of the long term incentive plan units (discussed in Note 13) are being amortized over the expected service periods.

Accounting estimates and reclassifications
(o) Accounting Estimates and Reclassifications

The preparation of consolidated financial statements, in accordance with U.S. generally accepted accounting principles ("GAAP"), requires the Company to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses and related disclosures of contingent assets and liabilities. On an on-going basis, the Company evaluates its estimates, including those related to acquiring, developing and assessing the carrying values of its real estate portfolio, its investments in and advances to joint ventures and affiliates, its notes receivable and its qualification as a REIT.  The Company bases its estimates on historical experience, current market conditions, and on various other assumptions that are believed to be reasonable under the circumstances. Actual results may vary from those estimates and those estimates could be different under different assumptions or conditions.

Reclassifications for discontinued operations for the years ended December 31, 2010 and 2009 and fully depreciated assets as of December 31, 2010 have been made to prior year balances in order to conform to the current year presentation.  Additionally, the Company has reclassified cost of management and other fees from general and administrative expenses for the years ended December 31, 2010, and 2009, respectively, to conform to current year presentation.  Such reclassifications have no impact on reported earnings, cash flows, total assets or total liabilities.